Exhibit 99.1

1 | westwaterresources.net | NYSE: American – WWR America’s Source for Battery-Ready Graphite Terence Cryan Executive Chairman Terence.Cryan@wwr.net NYSE American: WWR

2 Cautionary Statement NYSE American: WWR Corporate Presentation January 2026 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “positioned to become,” “strategically located,” “first-mover,” “de-risked,” “right timing,” “strong economics,” "expected,” "planned,” “will increase,” “near complete,” “studies underway,” “to file,” ”drilling planned,” “near-term,” “longer-term,” “advance,” “secure,” “complete,” “estimate,” and other similar words. Forward looking statements include, among other things, statements concerning: off-take agreements; Westwater’s future sales of CSPG products, including the amounts, timing, and types of products included within those sales; possible off-take agreements with other customers; potential debt financing arrangements for Phase I and Phase II of the Kellyton Graphite Plant including the amount and type of debt and the schedule for closing; the anticipated timing for and annual production from Phase I and Phase II of Kellyton Graphite Plant; the positive anticipated economic results from the Initial Assessment with Economic Analysis related to its Coosa Graphite Deposit; permitting plans and drilling plans for the Coosa Graphite Deposit including their timing and results; and the construction and operation of the Kellyton Graphite Plant, the Company’s Coosa Graphite Deposit and its PEA, and the costs, schedules, and production and economic projections associated with both of them. The Company cautions that there are factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of the Company; accordingly, there can be no assurance that such suggested results will be realized. Because they are forward-looking statements, they should be evaluated in light of important risk factors and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include the following factors, in addition to those discussed in Westwater’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent securities filings: (a) the spot price and long term contract price of graphite (both flake graphite feedstock and purified graphite products) and vanadium, and the world-wide supply and demand of graphite and vanadium; (b) the effects, extent and timing of the entry additional competition in the markets in which we operate; (c) our ability to obtain contracts or other agreements with potential customers and to maintain contracts and other agreements with existing customers; (d) available sources and transportation of graphite feedstock; (e) the ability to control costs and avoid cost and schedule overruns during the development, construction and operation of the Kellyton Graphite Plant; (f) the ability to construct and operate the Kellyton Graphite Plant in accordance with the requirements of permits and licenses and the requirements of tax credits and other incentives; (g) effects of inflation, including labor shortages and supply chain disruptions; (h) rising interest rates and the associated impact on the availability and cost of financing sources; (i) potential debt financing arrangements including the amount and type of debt and the schedule for closing; (j) the availability and supply of equipment and materials needed to construct the Kellyton Graphite Plant; (k) stock price volatility; (l) government regulation of the mining and manufacturing industries in the United States; (m) unanticipated geological, processing, regulatory and legal or other problems we may encounter; (n) the results of our exploration activities at the Coosa Graphite Deposit, and the possibility that future exploration results may be materially less promising than initial exploration results; (o) any graphite or vanadium discoveries at the Coosa Graphite Deposit not being in high enough concentration to make it economic to extract the minerals; (p) our ability to finance growth plans; (q) our ability to obtain and maintain rights of ownership or access to our mining properties; (r) currently pending or new litigation or arbitration; (s) our ability to maintain and timely receive mining, manufacturing, and other permits from regulatory agencies; and (t) other factors which are more fully described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. You are cautioned not to place undue reliance on forward-looking statements. There can be no assurance that these statements will prove to be accurate as actual results and future events could differ materially from those anticipated in the statements. Actual results may differ materially from those expressed or implied by these forward-looking statements because of, among other reasons, the factors described above and in the periodic reports that we file with the SEC from time to time, including Forms 10-K, 10-Q and 8-K and any amendments thereto. Except as required by law, we assume no obligation to publicly update any forward-looking statements and forward-looking information, whether as a result of new information, future events or otherwise.

3 America’s Source for Battery-Ready Graphite NYSE American: WWR Corporate Presentation January 2026 Positioned to become the 1 st US-based producer of battery-grade natural graphite Strategically located in the U.S. Battery Corridor, near major EV and battery hubs Corporate Headquarters Centennial, Colorado, USA Coosa Graphite Deposit Coosa County, Alabama USA Kellyton Graphite Plant Kellyton, Alabama, USA

Graphite is a Critical Mineral Used in Multiple Battery Applications



Lithium 4%
Manganese 8%
Cobalt 8%
Nickel 30%
Graphite Anode ~50%

Lithium-Ion Battery Composition by Volume

Natural Graphite Demand Drivers

Electric Vehicles

Global EV sales projected to 4x by 2040, increasing from ~20M in 2025 to 80M in 2040

National Defense

Natural graphite identified for ~49M kg National Defense Stockpile

Energy Storage

Global battery energy storage of ~205 GWh hit new highs in 2024, demanding ~1.2kg of graphite per KWh

NYSE American: WWR | Corporate Presentation | January 2026 4

South Korea 4% Canada 5% Indonesia 6% USA 7% Other 7% China 71% Source: 1 Visual Capitalist. “China Still Dominates Critical Mineral Refining in 2030”. Published 23 December 2025. 2 International Energy Agency. Global Critical Minerals Outlook 2024. Natural Graphite Critical Mineral Refining in 20301 NYSE American: WWR Corporate Presentation January 2026 5 Optimal Timing for U.S. – Based, Battery-Grade Natural Graphite Production 3.8 4.3 9.1 13.5 3.9 4.6 10.4 16.0 2021 2023 2030 2040 Global Graphite Supply & Demand (Mt)2 Supply Demand

6 Westwater Resources Value Proposition NYSE American: WWR Corporate Presentation January 2026 6 Domestic, First-Mover Advantage Strategically Located De-Risked through Phased Development Sustainable Process & Approach Right Timing

7 Vertical Integration that Delivers: Strong Economics at Coosa and Kellyton NYSE American: WWR Corporate Presentation January 2026 7 Mining Processing End Product Coosa Graphite Mine Kellyton Processing Plant Battery-Grade Natural Graphite Mining and flotation of natural graphite Milling, sizing, shaping and purification produces coated spherical purified graphite (CSPG) Battery-grade CSPG used in lithium-ion battery anodes 30 Miles

8 Kellyton Graphite Processing Plant Offers Domestic Refining Capabilities Under construction with more than 50% of $245 million capital cost invested to date Phase 1 optimization underway of currently expected 12,500mtpa battery-grade natural graphite; Phase 2 will increase planned capacity to a total of 50,000 mtpa Phase 1 capacity nearly completely sold out by two offtake agreements Qualification line capacity of ~1Mt for customers Westwater’s patented purification process has produced quality project samples which has led to our offtake contract success NYSE American: WWR Corporate Presentation January 2026

NYSE American: WWR Corporate Presentation January 2026 9 Largest graphite deposit in the contiguous United States located in the graphite belt, 30 miles from Kellyton Processing Plant ~42,000 acres of mineral rights; 234 drill holes completed to date, representing less than 10% of the acreage Exploration to date yields 2.3Mst of natural graphite at an average grade of 3.21% 2023 Initial Assessment indicates a 22-year mine life producing 99,000 st/yr of flotation concentrate grading 95% Cg Feedstock supply agreement in place with non-Chinese supplier until Coosa operational Coosa Deposit Permitting Underway with 2026 Drilling Planned

10 Key Priorities to Advance Coosa in 2026 10 Westwater to file two key permits needed for the Coosa mine in 2026 Permits Necessary wildlife and environmental studies underway to support our permit applications Environmental Studies Additional drilling planned for 2026; at 42,000 acres, existing 234 drill holes cover less than 10% of the mineral rights acreage Drilling NYSE American: WWR Corporate Presentation January 2026

11 Company Catalysts NYSE American: WWR Corporate Presentation January 2026 11 Advance Coosa Studies & Permitting Secure Additional Kellyton Phase 1 & 2 Offtake Complete Remaining Financing for Kellyton Commercial Production Kellyton Phase 1 Near – Term (Next 12 – 18 Months) Longer – Term Coosa Advancement to Production Secure Kellyton Phase 2 Financing Kellyton Phase 2 Offtake Secured Kellyton Phase 2 Construction & Production

12 Financial Overview NYSE American: WWR NYSE American: WWR Corporate Presentation January 2026 Shares Outstanding1 118M Market Cap $147M Share Price $1.24 (as of 1/23/26) $152M Pre-Tax NPV @ 8% Avg. Annual Production Development Capital Kellyton Phase 1 Feasibility Study (2023) Pre-Tax IRR % 12,500 mtpa CSPG3 Coosa Initial Assessment (2023) $245M ($125M spent to date)4 24.7% $417M 3,333 st (Cg conc.) 26.7% $229M Kellyton Phase II Feasibility Study (2024) 37,500 mtpa CSPG $453M 31.8% $1.4B 1 Shares outstanding as of September 30, 2025. 2 Cash on hand as of November 3, 2025. 3 Production capacity for Phase 1 has increased from original estimate of 7,500 mtpa (2021 Definitive Feasibility Study) to 12,500 mtpa as announced in February 2024. 4 Development capital originally estimated to be $271 million as part of the 2023 Definitive Feasibility Study; revised to $245 million in 2024. Current Cash On Hand2 ~$53M Covering Analyst H.C. Wainwright PT $1.75 / Buy Rating

13 | westwaterresources.net | NYSE: American – WWR Westwater Resources Corporate Headquarters 6950 South Potomac St. Suite 300 Centennial, Colorado 80112 NYSE American: WWR InvestorRelations@WestwaterResources.net Kellyton Graphite Processing Plant 349 McClellan Industrial Drive Kellyton, Alabama 35089